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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 23, 2002


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           000-23265                                       94-3267443
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    (Commission file Number)                        (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina  27615
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  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (919) 862-1000
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Item 5.  Other Events and Regulation FD Disclosure

     Salix Pharmaceuticals, Ltd. issued a press release today announcing that it will report second quarter 2002 financial results before the market opens on Tuesday, July 30, 2002. A copy of this press release is attached as an exhibit.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

         99.1  Press Release dated July 23, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SALIX PHARMACEUTICALS, LTD.



Date: July 23, 2002                By: /s/ Adam C. Derbyshire
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                                      Adam C. Derbyshire
                                      Vice President and Chief Financial Officer